                                                                    EXHIBIT 99.3

                                                                (CITIGROUP LOGO)


DATE:             August 25, 2006

TO:               Origen Manufactured Housing Contract Trust 2006-A

FROM: CITIBANK, N.A., a national banking association organized under the laws of the United States, as swap provider Confirmations Unit
                  333 West 34th Street, 2nd Floor
                  New York, NY 10001, USA
                  Tel: (212) 615-8981
                  Fax: (212) 615-8985

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: M064636A

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Citibank, N.A., as swap provider ("Party A"), and Origen Manufactured Housing Contract Trust 2006-A ("Party B"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Indenture, dated as of August 1, 2006, between Origen Manufactured Housing Contract Trust 2006-A, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture"). In the event of any inconsistency between or among any provisions of this Agreement, the Definitions, the Indenture or the ISDA Form Master Agreement, the provisions of the foregoing documents will prevail in the following decreasing order of priority for the purposes of the Transaction:
(i) this Agreement, (ii) the Indenture, (iii) the Definitions or (iv) the ISDA Form Master Agreement. Each reference to a "Section" (unless specifically referencing the Indenture) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:     Interest Rate Swap

Notional Amount:         With respect to any Calculation Period, the aggregate
                         note balance of all notes then outstanding (including,
                         for the avoidance of doubt, any notes issued pursuant
                         to any supplemental indenture entered into pursuant to
                         the terms of

                         Indenture) immediately preceding the related Floating
                         Rate Payer Payment Date.

Trade Date:              August 15, 2006

Effective Date:          August 25, 2006

Termination Date:        October 15, 2037, subject to adjustment in accordance
                         with the Following Business Day Convention.

FIXED AMOUNT:

   Fixed Rate Payer:     Party B

   Fixed Rate Payer
   Period End Dates:     The 15th calendar day of each month during the Term of
                         this Transaction, commencing in September, 2006, and
                         ending on the Termination Date, subject to adjustment
                         in accordance with the Following Business Day
                         Convention.

   Fixed Rate Payer
   Payment Dates:        The Business Day immediately preceding the 15th
                         calendar day of each month during the Term of this
                         Transaction, commencing in September, 2006 and ending
                         on the Termination Date.

   Fixed Rate:           5.4775%

   Fixed Rate Day
   Count Fraction:       30/360

FLOATING AMOUNTS:

   Floating Rate Payer:  Party A

   Floating Rate Payer
   Period End Dates:     The 15th calendar day of each month during the Term of
                         this Transaction, commencing in September, 2006, and
                         ending on the Termination Date, subject to adjustment
                         in accordance with the Following Business Day
                         Convention.

   Floating Rate Payer
   Payment Dates:        The Business Day immediately preceding the 15th
                         calendar day of each month during the Term of this
                         Transaction, commencing in September, 2006, and ending
                         on the Termination Date.

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
   Floating Rate Option: USD-LIBOR-BBA; provided that the Floating Rate shall be determined two (2) London and New York Business Days prior to the Reset Date.

   Designated Maturity:  One month, provided that Linear Interpolation is applicable to the first Calculation Period

   Floating Rate Day
   Count Fraction:       Actual/360

   Reset Dates:          The first day of each Calculation Period.

   Compounding:          Inapplicable

Business Days:           New York

Business Day Convention: Following

Calculation Agent:       Party A; provided that if an Event of Default shall
                         have occurred with respect to which Party A is the
                         Defaulting Party or a Termination Event shall have
                         occurred with respect to which Party A is the sole
                         Affected Party, Party B shall have the right to
                         designate a third party that is acceptable to Ambac
                         Assurance Corporation (the "Insurer") as the
                         Calculation Agent hereunder.

3. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

Part 1. TERMINATION PROVISIONS. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A (if Party A posts collateral or provides a guarantee or other contingent agreement pursuant to Part 5(g) below), and will not apply to Party B.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A or Party B.

(e) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or to Party B.

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(g) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Party A and will not apply to Party B.

(h) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(j) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(k) Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement:

     (i)  Market Quotation will apply.

     (ii) the Second Method will apply.

(l) "Termination Currency" means United States Dollars.

(m) Gross Up. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

Part 2. TAX REPRESENTATIONS.

     (a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of Party A and Party B makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

          (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

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     (b) Payee Representations. For the purpose of Section 3(f) of this
     Agreement:

          (i) Party A makes the following representation(s):

               (A) It is a national banking association organized under the laws of the United States and its U.S. taxpayer identification number is 13-5266470. It is "exempt" within the meaning of Treasury Regulation sections 1.6041-3(p) and 1.6049-4(c) from information reporting on Form 1099 and backup withholding.

          (ii) Party B makes the following representation(s):

               (A) It is a statutory trust organised or formed under the laws of the State of Delaware.

               (B) The beneficial owner of the payments made to it under this Agreement is either (i) a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes and an "Exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of United States Treasury Regulations, or
                    (ii) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (the "Regulations") for United States federal income tax purposes, and it is a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

Part 3. AGREEMENT TO DELIVER DOCUMENTS. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO
DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                       DATE BY WHICH TO BE DELIVERED
-----------------     -------------------------                       -----------------------------
Party A and Party B   Any document required or reasonably requested   (A) before the first Payment Date under
                      to allow the other party to make payments       this Agreement, (B) promptly upon
                      under this Agreement without any deduction or   reasonable demand by the other party and
                      withholding for or on the account of any Tax    (C) promptly upon learning that any such
                      or with such deduction or withholding at a      form previously provided by the party
                      reduced rate                                    has become obsolete or incorrect.

(2) Other documents to be delivered are:

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
PARTY REQUIRED TO                                                                                                COVERED BY SECTION
DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                       DATE BY WHICH TO BE DELIVERED              3(D) REPRESENTATION
-----------------     -------------------------                       -----------------------------              -------------------
Party A and Party B   Any documents required by the receiving party   Upon the execution and delivery of this    Yes
                      to evidence the authority of the delivering     Agreement
                      party or its Credit Support Provider, if any,
                      for it to execute and deliver this Agreement
                      and any Credit Support Documents to which it
                      is a party, and to evidence the authority of
                      the delivering party or its Credit Support
                      Provider to perform its obligations under
                      this Agreement and/or Credit Support
                      Document, as the case may be.

Party A and Party B   A certificate of an authorized officer of the   Upon the execution and  delivery of this   Yes
                      party, as to the incumbency and authority of    Agreement.
                      the respective officers of the party signing
                      this Agreement, any relevant Credit Support
                      Document as the case may be.

Party A               The party's Consolidated reports of Condition   Upon request, provided, however, that      No
                      and Income for A Bank with Domestic and         such financials are "deemed" to be
                      Foreign Offices - FFIEC 031                     delivered hereunder on the date the same
                                                                      shall be posted on the Citibank.com
                                                                      website

                                                                      (www.citibank.com).

Party B               Executed copy of the Pooling and Servicing      Upon the execution thereof.                No
                      Agreement.

Party B               Opinion of Counsel of Party B in form and       Upon the execution and delivery of this    No
                      substance reasonably acceptable to Party A.     Agreement.

Party A               Opinion of Counsel of Party A in form and       Upon the execution and delivery of this    No
                      substance reasonably acceptable to Party B      Agreement.
                      and the Insurer.

Party A               Any Credit Support Document                     The date on which Party A is required to   No
                                                                      deliver the Credit Support Annex,
                                                                      guarantee or other contingent agreement
                                                                      under Part 5.

Party B               Final Prospectus Supplement                     The date on which the Final Prospectus     Yes
                                                                      Supplement is dated.

Part 4. MISCELLANEOUS.

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

          Address:   Citibank, N.A.
                     250 West Street
                     10th Floor
                     New York, New York 10013
          Attention: Director Derivatives Operations
          Facsimile: 212 723 2956

          (For all purposes)

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     In addition, in the case of notices or communications relating to Section
     5, 6, 11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

          Address:       Legal Department
                         77 Water Street
                         9th Floor
                         New York, New York 10004

          Attention:     Department Head

          Facsimile No.: 212 657 1452

     Address for notices or communications to Party B:

          Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
          1100 North Market Street
          Wilmington, Delaware 19890
          Attention: Corporate Trust Administration

     With a copy to:

          Ambac Assurance Corporation
          One State Street Plaza
          New York, NY 10004
          Attention: Surveillance - Origen Manufactured Housing
                                    Contract Trust 2006-A

(b) Process Agent. For the purpose of Section 13(c):

          Party A appoints as its
          Process Agent:          Not Applicable

          Party B appoints as its
          Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is a Multibranch Party, and may enter into a Transaction through any of the following offices: New York.

     Party B is not a Multibranch Party.

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(e) Credit Support Document.

     Party A: None or, in the event that Party A posts collateral under a Credit
              Support Annex (as defined below) or provides a guarantee or other contingent agreement pursuant to Part 5(g) below, such Credit Support Annex or guarantee or other contingent agreement.

     Party B: None.

(f) Credit Support Provider.

     Party A: None or, in the event that Party A provides a guarantee or other contingent agreement pursuant to Part 5(g) below, such guarantor or other provider of credit support, if applicable.

     Party B: None.

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401.

(h) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction. For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by the ISDA Form Master Agreement, and netting between this Transaction and any other transaction that between the parties hereto shall not be permitted without the prior written consent of the Insurer.

(i) Affiliate will have the meaning given the term in Section 14 of the ISDA Form Master Agreement; provided that Party B shall be deemed not to have any Affiliates.

(j) Jurisdiction. Section 13(b)(i) of the Agreement is hereby amended by deleting in line 2 of paragraph 2 the word "non-" and by deleting paragraph 3 thereof. The following shall be added at the end of Section 13(b): "Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

(k) Effectiveness of Notice. Section 12(a) of the Agreement is hereby amended by deleting the words "facsimile transmission or" in line 3 thereof.

Part 5. OTHER PROVISIONS.

(a) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

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Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(b) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(c) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(d) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(e) Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

          "Moody's" means Moody's Investors Service, Inc., or any successor.

          "S&P" means Standard & Poor's Ratings Services, or any successor.

(f) Additional Termination Events. Additional Termination Events will apply:

     (i) If a Rating Agency Downgrade has occurred and Party A has not complied with Part 5(g) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (ii) An Additional Termination Event shall occur under the ISDA Form Master Agreement upon unrescindable notice by the person exercising a right to redeem all of the Notes that it will purchase all Contracts in accordance with Section 8.07 of the Indenture. With respect to such Additional Termination Event, Party B shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction; provided, however, that notwithstanding Section 6(b)(iv) of the ISDA Form Master Agreement, either party may designate an Early Termination Date in respect of this Additional Termination Event; provided, further, that such Early Termination Date, shall be on the final Payment Date under the Indenture, and

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     any amount payable pursuant to Section 6(e) of the ISDA Form Master
     Agreement in connection with such Additional Termination Event shall be payable on such final Payment Date.

     (iii) If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(m) below) Party A has not, within 10 Business Days after such Swap Disclosure Event complied with any of the provisions set forth in clause
     (iii) of Part 5(m) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (iv) An Additional Termination Event, in respect of which Party B will be the sole Affected Party, will occur if the Indenture is amended, modified or otherwise supplemented in a manner which would have a material adverse effect on Party A, without the prior written consent of Party A, where such consent is required under the Indenture (such consent not to be unreasonably withheld, conditioned or delayed).

     (v) An Additional Termination Event, in respect of which Party B will be the sole Affected Party, upon the liquidation of the Collateral (as defined in the Indenture) following an Event of Default (as defined in the Indenture), provided however that notwithstanding Section 6(b)(iv) of the ISDA Form Master Agreement, either party may designate an Early Termination Date in respect of this Additional Termination Event; provided, further, that such Early Termination Date, shall be on the final Payment Date under the Indenture, and any amount payable pursuant to Section 6(e) of the ISDA Form Master Agreement in connection with such Additional Termination Event shall be payable on such final Payment Date.

(g) Rating Agency Downgrade. In the event that (i) Party A's long-term unsecured and unsubordinated debt rating is reduced below "A+" by S&P or Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P, or (ii) Party A's long-term unsecured and unsubordinated debt rating is reduced below "A1" by Moody's or its short-term unsecured and unsubordinated debt rating is reduced below "P1" by Moody's, or, in the event that Party A does not have a short-term rating from Moody's, if Party A's long-term unsecured and unsubordinated debt rating is reduced below "Aa3" by Moody's (Moody's together with S&P, the "Swap Rating Agencies" and such rating thresholds, "Approved Rating Thresholds" and any such reduction below the Approved Rating Thresholds, a "Collateral Rating Downgrade Event"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency that has downgraded Party A has reconfirmed the rating of the Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A (the "Notes"), which was in effect immediately prior to such withdrawal or downgrade), Party A shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace Party A as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, Party A's obligations under this Agreement, or
(iii) post collateral equal to the amount required pursuant to the then-current published criteria of the applicable Swap Rating Agency (or, if there is no such criteria, an amount equal to Party B's "Exposure" (as such term is defined in the Credit Support Annex) of the Transaction) pursuant to the form of the 1994 ISDA Credit Support Annex (New York law) (the

"Credit Support Annex") the terms of which are hereby incorporated by reference herein. In the event that Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P or "Baa3" by Moody's (a "Required Rating Downgrade Event"), then within 10 Business Days after such rating withdrawal or downgrade, Party A shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace Party A as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, Party A's obligations under this Agreement. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Notes and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Notes. For purposes of this Agreement, the occurrence of either a Collateral Rating Downgrade Event or a Required Rating Downgrade Event may be referred to as a rating agency downgrade (a "Rating Agency Downgrade"). The failure by Party A to comply with any of its obligations in this Part 5(g) shall not result in an Event of Default but shall instead be subject to the provisions of Part (f)(i) above. At any time that Party A assigns this Agreement to a replacement counterparty meeting the Approved Rating Thresholds as provided above, Party A shall no longer have any obligation to post collateral as provided above and Party B shall promptly return any then-posted collateral to Party A. At any time after the occurrence of a Rating Agency Downgrade, if the ratings of Party A's guarantor (or, if Party A has no guarantor, of Party A) are upgraded so as to meet the Approved Rating Thresholds, Party A shall no longer have any obligation to post collateral, assign this Agreement to a replacement counterparty or find a guarantor as provided above and Party B shall promptly return any then-posted collateral, if any, to Party A.

(h) Payment Instructions. Party A hereby agrees that, unless notified in writing by the Supplemental Interest Trust Trustee of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in paragraph 4 below.

(i) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to
Section 6(n) of this Agreement to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

          (5) Eligible Contract Participant. (a) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended (the "CEA"), (b) this Agreement is subject to individual negotiation by each party, and (c) this Agreement will not be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the CEA.

(j) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Collateral and the proceeds thereof, in accordance with the terms of the Indenture, including any applicable priority of payment provisions thereof. In the event that the Collateral and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the Collateral and the proceeds thereof, any claims against or obligations of Party B under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.

(k) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody's and S&P have been provided prior notice of the same and each such rating agency confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of any Notes. Any purported assignment in violation of this provision shall be void ab initio.

(l) Proceedings. Party A shall not institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Notes. This provision will survive the termination of this Agreement.

(m) Compliance with Regulation AB.

     (i) Party A agrees and acknowledges that Origen Residential Securities, Inc. (the "Depositor") may be required under Regulation AB, as defined in the Indenture, to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on

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the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof for so long as the Issuing Entity is required to file periodic reports under the Exchange Act with respect to the Notes, Party B or the Depositor requests from Party A the applicable financial information described in Item 1115(b) of Regulation AB (such request to be based on a reasonable determination by the Depositor, based on "significance estimates" made in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments and furnished by the Sponsor to the Depositor, or if the Sponsor does not furnish such significance estimates to the Depositor, based on a determination of such significance estimates by the Depositor in a commercially reasonable manner) (the "Swap Financial Disclosure").

     (iii) Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall either (1)(a) either (i) provide to the Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to the Depositor to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the Exchange Act Reports of the Depositor, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of the Depositor of such accounting firm's report relating to their audits of such current Swap Financial Disclosure, and (c) provide to the Depositor any updated Swap Financial Disclosure with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Swap Financial Disclosure; (2) subject to the Rating Agency Condition, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which entity complies with the requirements of Item 1115 of Regulation AB and clause (1) above, or (3) subject to the Rating Agency Condition, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that complies with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Swap Financial Disclosure and any future Swap Financial Disclosure and other information pursuant to clause (1), such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider.

     (iv) Party A agrees that, in the event that Party A provides Swap Financial Disclosure to the Depositor in accordance with clause (iii)(1) above or causes its affiliate to provide Swap Financial Disclosure to the Depositor in accordance with clause (iii)(3) above, it will indemnify and hold harmless the Depositor, its respective directors or officers and any person controlling the Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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     (v) If the Depositor reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with the requirements of Regulation AB.

     (vi) Third Party Beneficiary. Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(n) The ISDA Form Master Agreement is hereby amended as follows:

     The word "third" shall be replaced by the word "first" in the third line of
Section 5(a)(i) of the ISDA Form Master Agreement.

(o) Additional Representation. The parties agree that Section 3
(Representations) of the ISDA Form Master Agreement will be amended by the addition of the following representation to appear as the next representation following the last representation and to be made by Party A only:

     "FDIC Requirements. Party A represents that it is a bank subject to the requirements of 12 U.S.C. Section 1823(e) and that its execution, delivery and performance of this Agreement (including the Credit Support Annex and each Confirmation) have been approved by its board of directors or its loan committee, such approval is reflected in the minutes of said board of directors or loan committee, and this Agreement (including the Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full)."

(p) For purposes of Section 7 of the ISDA Form Master Agreement, Party A hereby consents to the Permitted Security Interest.

"Permitted Security Interest" means the collateral assignment by Party B of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Cap Collateral pursuant to the Indenture.

"Swap Collateral" means all right, title and interest of Party B in this Agreement, each Transaction hereunder, and all present and future amounts payable by Party A to Party B under or in connection with the Agreement or any Transaction governed by the Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(q) Change of Account. Section 2(b) of the ISDA Form Master Agreement is hereby amended by adding the following after the word "delivery" in the first line thereof: " to another account in the same legal and tax jurisdiction as the original account".

(r) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as owner trustee of Origen Manufactured Housing Contract Trust 2006-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any

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liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

(s) Expenses. In the event that an Event of Default occurs hereunder and the Defaulting Party is Party A, the reasonable out-of-pocket expenses specified in
Section 11 of the Agreement shall also include the reasonable legal fees incurred by the Insurer by reason of the enforcement and protection of Party B's rights under the ISDA Form Master Agreement against Party A and shall not include any expenses incurred with respect to action taken with respect to Party B and shall not be duplicative of any expenses sought by Party B pursuant to
Section 11 of the Agreement.

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4. Account Details and
   Settlement Information: PAYMENTS TO PARTY A:

                           CITIBANK N.A. NEW YORK
                           BIC: CITIUS33
                           ACCT NO: 00167679
                           ACCOUNT NAME: FINANCIAL FUTURES

                           PAYMENTS TO PARTY B:

                           JPMorgan Chase Bank, N.A.-New York, NY
                           ABA #021000021
                           Account #507199782
                           Account Name: Chicago Structured Finance
                           F/F/C: Origen 2006-A #10228050

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

CITIBANK, N.A.


By: /s/ Donald Bendernagel
    ---------------------------------
Name: Donald Bendernagel
Title: Vice President


Origen Manufactured Housing Contract Trust 2006-A

By: Wilmington Trust Company, not in its individual capacity but solely as Owner
    Trustee


By: /s/ Jennifer A. Luce
    ---------------------------------
Name: Jennifer A. Luce
Title: Financial Services Officer